SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2001

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                             Biotech HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-89355
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           99.1 Biotech HOLDRS Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated January 23, 2001 which updated the original Prospectus dated November 22, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                INCORPORATED


Date:  November 26, 2001                 By:/s/ STEPHEN G. BODURTHA
                                            ---------------------------------
                                            Name:    Stephen G. Bodurtha
                                            Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Biotech HOLDRS(SM) Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated January 23, 2001.